                                                                    EXHIBIT 10.7
                            SHARE PURCHASE AGREEMENT
                            ------------------------


     THIS AGREEMENT dated for reference the 15th day of November, 1995.

BETWEEN:

          KWIKSTAR COMMUNICATIONS LTD., a body corporate incorporated under the laws of the Province of Alberta and having its head office in the City of Vancouver, in the Province of British Columbia (herein referred to as the "Purchaser")

                                                               OF THE FIRST PART

                                    - and -

          MPR TELTECH LTD., a body corporate having its head office in the City of Burnaby, in the Province of British Columbia (herein referred to as the "Vendor")

                                                              OF THE SECOND PART


WHEREAS:

A. The Purchaser was incorporated under the provisions of the Business Corporations Act (Alberta) and is a public company with its common shares listed and posted for trading on The Alberta Stock Exchange;

B. The Vendor is the legal and beneficial owner of 4,046,515 common shares and 2,000,000 preferred shares, series 1 (the "DCI Shares") in the capital of Digital Courier International Inc. ("DCI"); and

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the DCI Shares on the terms and conditions contained herein.

     NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, covenants, agreements and warranties hereinafter set forth, it is hereby agreed as follows:

1.   DEFINITIONS
     -----------

1.1 In this Agreement, unless there is something in the subject or context inconsistent therewith, words importing the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and the expressions following shall have the following meanings, respectively:
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                                       2


     "AFFILIATE" means:

     (i) with respect to a natural person, the spouse of such person, any corporation that is directly or indirectly controlled by such person and any corporation that employs such person as a director, officer or employee; and

     (ii) with respect to a corporation, an affiliate of such corporation, as defined in section 2 of the Securities Act (Alberta);

     "AGREEMENT", "this Agreement", "herein", "hereby", "hereof", "hereunder" and similar expressions mean or refer to this Share Purchase Agreement and any amendments hereto.

     "ASE" means The Alberta Stock Exchange.

     "ASE NON ESCROWED SHARES" means the Kwikstar Shares issued pursuant to
     Section 3.1 hereof not required to be held in escrow by the ASE.

     "CLAIM" has the meaning ascribed thereto in Subsection 1(b) of the Indemnity Sharing Agreement, provided, for the purposes of this Agreement, that any such Claim shall only arise pursuant to this Agreement;

     "CLOSING" has the meaning ascribed thereto in Section 9.1 hereof.

     "CLOSING DATE" has the meaning ascribed thereto in Section 9.1 hereof.

     "DCI" means Digital Courier International Inc.

     "DCI SHARES" means 4,046,515 common shares and 2,000,000 preferred shares, series 1 in the capital of DCI legally and beneficially owned by the Vendor.

     "INDEMNITY SHARING AGREEMENT" means the agreement of that title made as of the date hereof among the Vendor, DCI, CIBC Wood Gundy Capital (SFC) Inc., 945 Investments Limited and the Purchaser;

     "KWIKSTAR SHARES" means 12,139,545 common shares and 2,000,000 preferred shares, Series 1 in the capital of the Purchaser to be issued to the Vendor pursuant to Section 3.1 of this Agreement. The 2,000,000 preferred shares, Series 1 of the Purchaser shall have the rights and restrictions set out in Schedule "A" hereto.

     "MAJOR TRANSACTION" has the meaning ascribed thereto by the Policies.

     "POLICIES" means Alberta Securities Commission Policy 4.11 and Circular No. 7 contained in The Alberta Stock Exchange Policies and Procedures Manual.

     "PURCHASER" means Kwikstar Communications Ltd.

     "VENDOR" means MPR Teltech Ltd.
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                                       3

2.   SALE AND PURCHASE
     -----------------

2.1 The Vendor hereby agrees to sell and the Purchaser hereby agrees to purchase, effective the Closing Date, the DCI Shares on the terms and conditions herein contained.

3.   CONSIDERATION
     -------------

3.1 The parties hereto agree that the purchase price for the DCI Shares shall be the issuance from the treasury of the Purchaser of the Kwikstar Shares duly registered in the name of the Vendor, or as the Vendor may direct the Purchaser in writing, all such shares to be issued as fully paid and non-assessable common shares.

3.2 In the event the ASE requires any of the Kwikstar Shares to be held in escrow, the Vendor agrees to enter into an escrow agreement in a form satisfactory to the ASE.

3.3 In addition, the Vendor acknowledges that the Kwikstar Shares are being issued pursuant to exemptions from registration and prospectus requirements of applicable securities legislation, and that the Vendor may not be able to resell the Kwikstar Shares except in accordance with limited exemptions under applicable securities legislation. Since the Purchaser is not currently a "reporting issuer" in the Province of British Columbia, until the Purchaser becomes a reporting issuer, the resale restrictions for the Kwikstar Shares may be for an indefinite period. Notwithstanding the foregoing, the Purchaser shall use all reasonable efforts to become a reporting issuer in the Province of British Columbia no later than April 30, 1996.

4.   VENDOR'S REPRESENTATIONS AND WARRANTIES
     ---------------------------------------

4.1 In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents, warrants and covenants with the Purchaser as follows:

     (a) the Vendor is the legal and beneficial owner of the DCI Shares and the DCI Shares are fully paid and non-assessable, and free of any liens, claims, charges, security interests or encumbrances of any kind whatsoever. The DCI Shares represent all of the securities of DCI owned by the Vendor and the Vendor does not have any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of any additional securities of DCI;

     (b) the Vendor has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the DCI Shares to the Purchaser;

     (c) except as provided in this Agreement, no person, firm or corporation other than the Purchaser has any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of the DCI Shares;


     (d) the Vendor is resident in Canada within the meaning of the Income Tax Act (Canada);

     (e) DCI is a corporation duly incorporated and is a valid and subsisting corporation under the Canada Business Corporations Act. DCI does not have the status of "reporting issuer" in any jurisdiction in Canada, and there is no published market for any securities of DCI. DCI owns no subsidiaries;

     (f) the authorized capital of DCI consists of an unlimited number of common shares and an unlimited number of preferred shares, without par value, of which, as of the Closing Date, 10,646,515 common shares will be issued and outstanding as fully paid and non-assessable common shares, and 2,000,000 preferred shares, Series 1 will be issued and outstanding as fully paid and non-assessable preferred shares, and no other securities of DCI will be issued or outstanding. Except as disclosed herein, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of DCI;

     (g) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Vendor is aware threatened, against or relating to DCI, or affecting DCI's properties or business which if determined adversely to DCI might materially and adversely affect the properties, business, future prospectus or the financial condition of DCI, or the right of or DCI to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against DCI any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (h) DCI is a taxable Canadian corporation and DCI is not liable for any material Canadian federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. DCI is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (i) DCI has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. DCI is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conducted and its property and assets to be owned, leased and operated. All such licenses, registrations and qualifications are in good standing;

     (j) DCI is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which may apply to it;

     (k) DCI has not experienced nor is the Vendor aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on DCI's business;

     (l) the entering into and performance of this Agreement will not be in violation of:

          (i)    the constating documents of DCI; or

          (ii) any agreement to which DCI is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by DCI, and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against DCI or the assets of DCI; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which DCI is bound.

     (m) the entering into and the performance of this Agreement will not be in violation of any law, rule or regulation of any governmental or regulatory body having jurisdiction over DCI;

     (n) the corporate records and minute books of DCI contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (o) the Vendor and DCI have not incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Agreement, except for a certain fee payable to Nesbitt Burns Inc., as set out in the DCI Balance Sheet (as defined below);

     (p) the balance sheet of DCI for the period ending October 31, 1995, and the notes thereto are true and correct and present fairly the financial position of DCI as at such date, and have been prepared in accordance with generally accepted accounting standards (the "DCI Balance Sheet");

     (q) DCI has no material liabilities, contingent or otherwise, except for trade payables and a liability in the amount of $175,000 to Nesbitt Burns Inc., and DCI has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (r) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from DCI of any of its assets other than in the ordinary course of business;
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                                       6

     (s) DCI has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any of such individuals and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any of such individuals other than as disclosed in Schedule "B" hereto;

     (t) Schedule "C" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Vendor is a party and unless otherwise indicated in Schedule "C", each contract, agreement or commitment is in full force and effect and the Vendor is not in default under any material terms of such contracts, agreements or commitments; and

     (u) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Vendor under any of the material provisions contained in any such contract, commitment or agreement listed on Schedule "C".

4.2  INDEMNITY SHARING AGREEMENT.  Notwithstanding anything else in this
     ---------------------------
Agreement, any obligation of the Vendor to indemnify the Purchaser for any Claim shall be subject to the provisions of the Indemnity Sharing Agreement.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
     -----------------------------------------------

5.1 In order to induce the Vendor to enter into and consummate this Agreement, the Purchaser represents, warrants and covenants with the Vendor as follows:

     (a) the Purchaser is a corporation duly incorporated under the laws of the Province of Alberta and is a valid and subsisting corporation under the Business Corporations Act (Alberta) and the Purchaser has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth. The Purchaser owns no subsidiaries;

     (b) the Purchaser is a "reporting issuer" as that term is defined in the Securities Act (Alberta) and the issued and outstanding common shares of the Purchaser are listed and posted for trading on the ASE;

     (c) the authorized capital of the Purchaser consists of an unlimited number of common shares and an unlimited number of preferred shares, of which 4,766,666 common shares are issued and outstanding and no other shares are issued or outstanding. The Purchaser has reserved ten percent (10%) of its issued and outstanding common shares under a directors and management stock option plan, and options to acquire 466,665 common shares at $0.15 per share are outstanding, and the Purchaser has reserved an additional 4,000,000 common shares at $0.22 per common share for options to be granted after the completion of the Major Transaction. After the completion of the acquisition of all of the issued and outstanding shares of DCI, the fully diluted capitalization of the Purchaser shall be as set out in Schedule "E";

     (d) upon completion of the acquisition of the DCI Shares pursuant to the terms of this Agreement, the Kwikstar Shares will be issued as fully paid and non-assessable common shares;

     (e) except pursuant to or as disclosed in this Agreement or agreements with the other holders of securities of DCI, or an agreement or agreements with E.L. Patterson or his nominee with respect to a finder's fee, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of the Purchaser;

     (f) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Purchaser is aware threatened, against or relating to the Purchaser or affecting its properties or business which if determined adversely to the Purchaser might materially and adversely affect the properties, business, future prospectus or the financial condition of the Purchaser, or the right of the Purchaser to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against the Purchaser any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (g) the Purchaser is a taxable Canadian corporation not liable for any material federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. The Purchaser is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (h) the Purchaser has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. The Purchaser is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conduced and its property and assets to be owned, leased and operated. All such licences, registrations and qualifications are in good standing;

     (i) the Purchaser is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees to which it is subject or which may apply to it;

     (j) the Purchaser has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on its business;

     (k) the entering into and performance of this Agreement will not be in violation of:

          (i)    the constating documents of the Purchaser; or

          (ii) any agreement to which the Purchaser is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Purchaser, and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Purchaser or the assets of the Purchaser; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which the Purchaser is bound;

     (l) the entering into and the performance of this Agreement, subject to the approval of the ASE and compliance with the Policies, will not be in violation of any law, rule or regulation of any governmental or regulatory body having jurisdiction over the Purchaser;

     (m) the corporate records and minute books of the Purchaser contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (n) except as disclosed in Section 5.1(e), the Purchaser has not incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Agreement;

     (o) the audited financial statements of the Purchaser for the period ending September 30, 1994, and the notes thereto and the unaudited interim financial statements for the nine months ending June 30, 1995, are true and correct and present fairly the financial position of the Purchaser as at such dates and the results of its operations and changes in financial position for the respective periods indicated in the said statements, and have been prepared in accordance with generally accepted accounting standards applied on a basis consistent with that of prior periods (the "Kwikstar Financial Statements");

     (p) the Purchaser has no material liabilities, contingent or otherwise, except those set out in the Kwikstar Financial Statements, and the Purchaser has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (q) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from the Purchaser of any of its assets other than in the ordinary course of business;

     (r) the Purchaser has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any of such individuals and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any of such individuals, other than an agreement with Enterprise Developments Inc. to provide management services;

     (s) Schedule "D" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Purchaser is a party and unless otherwise indicated in Schedule "D", each contract, agreement or commitment is in full force and effect and the Purchaser is not in default under any material terms of such contracts, agreements or commitments;

     (t) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Purchaser under any of the material provisions contained in any such contract, commitment or agreement listed on Schedule "D"; and

     (u)  the Purchaser shall provide the Vendor and CIBC Wood Gundy Capital
          (SFC) Inc. with an opportunity to review and approve the proxy solicitation material for the meeting of the shareholders of the Purchaser to be held to approve the Major Transaction, such approval not to be unreasonably withheld.

5.2 Except as otherwise stated, all representations, warranties, and covenants by the Purchaser contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigation or inquires made by the Vendor prior to Closing or the waiver of any conditions by the Vendor, the representations, warranties, and covenants of the Purchaser shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Purchaser which results in any loss or damage sustained by the Vendor, then the Purchaser shall reimburse the amount of such loss or damage to the Vendor.

6.   CONDITIONS PRECEDENT FOR PURCHASER AND VENDOR
     ---------------------------------------------

6.1 All obligations of the Purchaser and Vendor under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a)  the approval of this transaction by the ASE;

     (b) the approval of this transaction as a Major Transaction by the shareholders of the Purchaser as required by the Policies, which approval shall be obtained at a meeting of the shareholders of the Purchaser to be held as soon as reasonably possible, but in no event later than April 30, 1996;

     (c) the concurrent closing of the acquisition by the Purchaser of all the outstanding securities of DCI not owned by the Vendor or the Purchaser;

     (d) 945 Investments Limited and CIBC Wood Gundy Capital (SFC) Inc. and others entering into subscriptions agreements in a form satisfactory to the Purchaser and Vendor for the issue of 6,000,000 DCI securities for aggregate gross proceeds of $6,000,000;

     (e) DCI and Telecom Leasing Canada, or such other party as may be agreed, entering into a Capital Lease Agreement satisfactory to the Vendor and the Purchaser;

     (f) the Purchaser establishing a performance incentive plan for the employees of DCI on the same terms and conditions as the DCI performance incentive plan pursuant to which employees of DCI hold beneficial interests in 600,000 common shares of DCI;

     (g) such employees of DCI as the Purchaser and Vendor agree shall enter into Employment Agreements with DCI on terms and conditions satisfactory to the Purchaser and Vendor, acting reasonably;

     (h) two directors nominated by the Vendor, two directors nominated by 945 Investments Limited, one director nominated by CIBC Wood Gundy Capital
          (SFC) Inc. and one outside director being elected as directors of the Purchaser at the meeting of shareholders of the Purchaser to approve the Major Transaction, provided that size of the board of directors of the Purchaser shall not exceed six; and

     (i) the Purchaser will change its name to a name including the words "Digital Courier International" as soon as reasonably possible after the meeting of shareholders of the Purchaser to approve the Major Transaction.

     6.2 The conditions set out in Section 6.1 hereof are inserted for the benefit of both the Purchaser and the Vendor and may be waived jointly by them in whole or in part. Such waiver will only be effective if in writing.

7.   CONDITIONS PRECEDENT FOR PURCHASER
     ----------------------------------

7.1 All obligations of the Purchaser under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Vendor set forth in this Agreement shall be true and correct as of the date of this Agreement;

     (b) the covenants of the Vendor set forth in this Agreement shall have been complied with;

     (c) the Vendor shall cause to be delivered to the Purchaser an opinion dated as at the Closing Date from legal counsel for the Vendor and DCI in a form satisfactory to the Purchaser and its counsel, acting reasonably;

     (d)  the Vendor will have executed the escrow agreement contemplated by
          Section 3.2 hereof;

     (e)  the Vendor and DCI shall have entered into:

          (i)  a Technology Transfer and Licensing Agreement;

          (ii) a Support Services Agreement; and

          (iii)  an Asset Transfer Agreement,

          on terms that are satisfactory to the Purchaser, acting reasonably;

     (f) the Vendor and DCI shall have entered into an agreement whereby the unexpired term of the lease between 2725321 Canada Inc. and the Vendor, dated for reference December 1, 1993, as amended, is assigned to DCI;

     (g) the Vendor will have provided to the Purchaser the share certificates representing the DCI Shares, duly endorsed for transfer to the Purchaser, plus a certified copy of a resolution of the directors of DCI approving such transfer; and

     (h) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of DCI.

7.2 The conditions set out in Section 7.1 hereof are inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

8.   CONDITIONS PRECEDENT FOR THE VENDOR
     -----------------------------------

8.1 All obligations of the Vendor under this Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Purchaser again at that time, and the Purchaser shall deliver at Closing a certificate of a senior officer to such effect dated on the Closing Date, which certificate shall include a statement that the Purchaser will have at Closing no liabilities except those set out in the Kwikstar Financial Statements or incurred pursuant to the Major Transaction;

     (b) the covenants of the Purchaser set forth in this Agreement shall have been complied with;

     (c) the Purchaser shall cause to be delivered at Closing to the Vendor an opinion dated as at the Closing Date from legal counsel for the Purchaser in a form satisfactory to the Vendor and its counsel, acting reasonably;

     (d) upon issue, the Kwikstar Shares shall be validly issued and outstanding as fully paid and non-assessable shares in the capital of the Purchaser;

     (e) upon issue of the Kwikstar Shares, the ASE will have approved the listing of the common shares comprising the Kwikstar Shares on such exchange, subject to the fulfilment of any conditions the ASE may deem appropriate and applicable;

     (f) the Kwikstar Shares shall be issued and the Purchaser shall have provided to the Vendor share certificates representing the ASE Non Escrowed Shares;

     (g) the number of ASE Non Escrowed Shares will be acceptable to the Vendor, acting reasonably;

     (h) the Vendor will hold at least 32.4% of the outstanding common shares of the Purchaser on a fully diluted basis;

     (i) the Vendor, 945 Investments Limited and CIBC Wood Gundy Capital (SFC) Inc. will have entered into a shareholder agreement in a form satisfactory to the Vendor, acting reasonably; and

     (j) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of the Purchaser.

8.2 The foregoing conditions in this Section 8 are inserted for the exclusive benefit of the Vendor and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

9.   CLOSING
     -------

9.1 The transactions contemplated by this Agreement shall be closed at Farris, Vaughan, Wills & Murphy or such other place and such date as may be agreed upon by the parties hereto, but in any event not later than April 30, 1996, which date is referred to herein as the "Date of Closing" and "Closing Date" and which time is referred to herein as "Closing" and "Time of Closing".

10.  COVENANTS RE: CLOSING
     ---------------------

10.1 Each of the parties hereto covenants and agrees with the other party hereto to use all reasonable efforts to take or refrain from taking all actions with the intent that the closing conditions herein shall be satisfied, the representations and warranties herein made by it shall be true and correct and all covenants and agreements herein made by it shall have been performed, including, without limitation, that:

     (a) the Purchaser or DCI shall not, without the written consent of the parties to this Agreement:

          (i) issue any securities, including debt, except as contemplated herein;

          (ii) declare or pay any dividends or distribute any of its properties or assets to shareholders;

          (iii) enter into any contract, other than in the ordinary course of business;

          (iv)   alter or amend its articles or by-laws;

          (v) engage in any business enterprise or other activity different from that carried on as of the date hereof; or

          (vi) enter into any negotiations, agreements or undertakings with respect to the sale of any assets or properties, outside the ordinary course of business; and

     (b) the Purchaser or the Vendor shall not, without the written consent of the other, enter into any negotiations, agreements or undertakings with respect to the sale of DCI, any assets of DCI or the DCI Shares.

10.2 The Purchaser and the Vendor covenant that they will make all reasonable efforts to close the transactions contemplated by this agreement no later than April 30, 1996.

11.  TERMINATION
     -----------

11.1 In the event that this Agreement is terminated pursuant to Sections 6, 7 or 8 hereof, each party hereto shall be released from all obligations hereunder and each party hereto shall take all reasonable action to return each of the other parties hereto to the position relative to which such party occupied prior to the execution hereof, it being understood that each party hereto will each bear all costs incurred by it prior to such termination.

12.  FURTHER ASSURANCES
     ------------------

12.1 At Closing and thereafter as may be necessary or desirable, and without further consideration, the parties hereto shall execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement.

13.  CONSTRUCTION
     ------------

13.1 This Agreement shall be, in all respects, subject to and interpreted, construed and enforced in accordance with the laws in effect in the Province of Alberta. Each party hereto accepts the jurisdiction of the Courts of the Province of Alberta and attorns to their jurisdiction.

14.  NOTICES
     -------

14.1 All notices, requests, and demands hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by telecommunication as follows:

     (a)  to the Purchaser:

               Kwikstar Communications Ltd.
               106 - 1008 Beach Avenue
               Vancouver, British Columbia, V6E 1T7

               Attention:  Mr. L. C. Fowler
               ----------------------------

               Fax: (604) 685-2533

          with a copy to:

               Burstall Ward
               Barristers & Solicitors
               1800, 800 - 5th Avenue S. W.
               Calgary, Alberta, T2P 3T6

               Attention:  Mr. V. E. Dale Burstall
               -----------------------------------

               Fax:  (403) 266-6016

     (b)  to the Vendor:

               MPR Teltech Ltd.
               8999 Nelson Way
               Burnaby, British Columbia, V5A 4B5

               Attention:  Mr. Ian Bardsley
               ----------------------------
               Vice President of Business Systems and Applications

               and to:

               Attention:  Mr. Peter Inman
               ---------------------------
               Vice President and Chief Financial Officer

               Fax: (604) 293-6161
          with a copy to:

               Farris, Vaughan, Wills & Murphy
               Barristers & Solicitors
               26th Floor, 700 West Georgia Street
               Vancouver, British Columbia, V7Y 1B3

               Attention:  Mr. R. Hector Mackay-Dunn
               -------------------------------------

               Fax:  (604) 661-9349

or to such other address as may be given in writing by the Vendor or the Purchaser, and all notices, requests, and demands hereunder shall be deemed to have been received, if delivered, on the date of delivery and if transmitted, on the date of the transmission.

15.  ASSIGNMENT
     ----------

15.1 This Agreement shall not be assigned without the written consent of the other party hereto, and such consent may be arbitrarily withheld.

15.2 This Agreement shall enure to the benefit of and shall be binding upon the Vendor and its respective successors and permitted assigns and the Purchaser and its respective successors and permitted assigns.

15.3 In addition, the Purchaser acknowledges that it has been advised by the Vendor that the control person (as defined by the Securities Act (Alberta)) of the Vendor may change during the term of this agreement and agrees such change shall not constitute an amendment of this agreement or affect this agreement in any way.

15.4 Notwithstanding Section 15.1, the Vendor may assign its rights under this Agreement to any Affiliate, including an Affiliate with which it amalgamates, merges or consolidates or enters into a similar reorganization or into which it is wound up as part of a bona fide reorganization, or to any other person upon the acquisition by such person of all or substantially all of the assets of the Vendor (the "Assignee"); provided that the Assignee agrees to be bound by this Agreement in place of the Vendor and with its rights and obligations as if the Assignee were an original signatory hereto, except in the case of an assignment to an Affiliate, in which case the Vendor shall also continue to be bound by this Agreement.

16.  COSTS
     -----

16.1 The parties hereto agree that each party will pay for their respective costs incurred pursuant to this Agreement and the transactions contemplated herein if this transaction is not closed. If this transaction is closed, the Purchaser will pay all reasonable costs of DCI incurred pursuant to this Agreement and the transactions contemplated herein.

17.  GENERAL
     -------

17.1 Time shall be of the essence of this Agreement.

17.2 This Agreement may be executed in separate counterparts, and all such executed counterparts when taken together shall constitute one Agreement.

17.3 The terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communications.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the date first above written.

                              KWIKSTAR COMMUNICATIONS LTD.


                              Per: /s/ Edward D. Ford
                                  ___________________________________


                              Per:
                                  ___________________________________


                              MPR TELTECH LTD.


                              Per: /s/ I.R. Bardsley
                                  ___________________________________


                              Per: /s/ Peter Inman
                                  ___________________________________

                                  SCHEDULE "A"

                           PREFERRED SHARES, SERIES 1
                           --------------------------


     The Preferred Shares, Series 1 (the "Series 1 Shares") shall have attached thereto the following rights, privileges, restrictions and conditions, in addition to those attached to the preferred shares as a class as set forth in
Section 2 to the Articles of the Corporation.

1.   VOTING
     ------

     Except as required by law, the holders of the Series 1 Shares shall not, as such, be entitled to receive notice of, attend or vote at any meeting of the shareholders of the Corporation.

2.   DIVIDENDS
     ---------

     No dividends shall be declared or paid at any time on the Series 1 Shares and the holders of such shares shall not have any claim against the Corporation for dividends of any kind.

3.   LIQUIDATION, DISSOLUTION OR WINDING-UP
     --------------------------------------

     In the event of the liquidation, dissolution or winding-up of the Corporation or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, the holders of the Series 1 Shares shall be entitled to repayment of the amount paid up thereon, the whole being paid before any amount shall be paid or any assets or property of the Corporation shall be distributed to the holders of the common shares of the Corporation and any other shares of the Corporation ranking junior to the Series 1 Shares. After payment of such amounts, the holders of the Series 1 Shares shall not be entitled to share in any further distribution of the property or assets of the Corporation.

4.   ISSUE PRICE
     -----------

     The Series 1 Shares shall be issued only at and for a deemed price of $1.00 per share.

5.   REDEMPTION AND RETRACTION
     -------------------------

     (a)  Definitions
          -----------

          For the purposes of this Section:

          (i) "Expiration Date" means the date that is three years after the date of issuance of the Series 1 Shares;

          (ii) "Gross Margin" means the aggregate gross proceeds of sale or licence, arising from or relating to the MI-320 ISDN terminal adapter, the NDIS communications drivers and the Capella MPEG PC Codec, less the

                 Corporation's costs to produce such products and technology, such costs excluding all costs of marketing and selling such products and technology, all to be determined by the Corporation's auditor quarterly together with the calculation of the Corporation's quarterly financial results;

          (iii)  "Redemption Price" means $1.00 per share; and

          (iv)   "Retraction Price" means $1.00 per share.

     (b)  Mandatory Redemption
          --------------------

          (i) The Corporation shall redeem, on the 30th day following the end of each financial quarter during the Corporation's fiscal year in which Series 1 Shares shall remain issued and outstanding (the "Mandatory Redemption Date"), the number of Series 1 Shares which have an aggregate Redemption Price equal to fifty percent (50%) of the Gross Margin for such quarter.

          (ii) On each Mandatory Redemption Date, the Corporation shall, subject to the provisions of the Business Corporations Act (Alberta), pay or cause to be paid the Redemption Price to or to the order of the holder of the Series 1 Shares, as the case may be, to be redeemed upon presentation and surrender at the registered office of the Corporation of the respective certificates representing such shares.

               Should the holders of the Series 1 Shares fail to present the certificates for the Series 1 Shares to be redeemed on any Mandatory Redemption Date, the Corporation shall have the right at any time after the Mandatory Redemption Date to deposit the Redemption Price or such part thereof as at the time of deposit has not been claimed by the holder of the Series 1 Share entitled thereto, to a special account in any Canadian chartered bank or trust company, to be paid without interest to or to the order of the holder of such Series 1 Shares called for redemption upon presentation and surrender of the certificates representing the Series 1 Shares so redeemed. Any interest on such deposit shall belong to the Corporation.

               Such Series 1 Shares shall thereupon be and be deemed to be redeemed and shall be cancelled and shall not be reissued. If a part only of the shares represented by any certificate is redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. The holder of the Series 1 Shares so redeemed shall cease to exercise any of the rights of the holder in respect thereof unless payment of the Redemption Price shall not be made in accordance with this Section, in which case the rights of such holder shall remain unimpaired.

     (c)  Optional Redemption
          -------------------

          (i) The Corporation may at its option at any time or from time to time, on the giving of not less than 10 days prior written notice ("Redemption Notice") to the holder of the Series 1 Shares, redeem for the Redemption Price all or any part of the Series 1 Shares then outstanding on the date fixed for redemption (the "Voluntary Redemption Date"), all as specified in the Redemption Notice.

          (ii) The Corporation shall redeem the Series 1 Shares referred to in the Redemption Notice in the Voluntary Redemption Date (or before the Redemption Date if agreed to by the holder of the Series 1 Shares). The Corporation shall, after presentation and surrender at the registered office of the Corporation of the certificate(s) for the Series 1 Shares called for redemption, pay to the holder of the Series 1 Shares the Redemption Price in accordance with paragraph (iii) below.

               Such Series 1 Shares shall thereupon be and be deemed to be redeemed and shall be cancelled and shall not be reissued. The holder of the Series 1 Shares so redeemed shall cease to exercise any of the rights of the holder in respect thereof unless payment of the Redemption Price shall not be made in accordance with this subsection, in which case the rights of such holder shall remain unimpaired.

               Should the Redemption Price be paid in cash in accordance with paragraph (iii) below, and should the holder of the Series 1 Shares fail to present the certificate(s) for the Series 1 Shares to be redeemed on the Voluntary Redemption Date, the Corporation shall have the right at any time thereafter to deposit the Redemption Price in any Canadian chartered bank or trust company, in a special account for the holder of such shares, and upon deposit being made, the Series 1 Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holder thereof shall be limited to receiving without interest, the Redemption Price so deposited upon presentation and surrender of the certificate representing the Series 1 Shares so redeemed. Any interest on such deposit shall belong to the Corporation.

        (iii) Payment of the Redemption Price for any Series 1 Shares redeemed under this paragraph (c) shall be made in cash unless the holder of the Series 1 Shares notifies the Corporation in writing not less than 5 days prior to the Voluntary Redemption Date that it wishes to receive common shares, in which case the Redemption Price shall be paid by issuing to the holder of the Series 1 Shares the number of common shares in the capital of the

               Corporation equal to one-half of the number of the Series 1 Shares being redeemed and by paying the Redemption Price in cash for the remaining one-half of the Series 1 Shares being redeemed.

               All common shares issued upon a redemption of Series 1 Shares under this paragraph (c) shall be fully paid and non-assessable.

     (d)  Retraction at Holder's Option
          -----------------------------

          (i) Should any Series 1 Shares remain issued and outstanding as at the Expiration Date, the holder of such Series 1 Shares may, at any time after the Expiration Date, demand by notice in writing (the "Retraction Notice") to the Corporation that the Corporation redeem the whole or from time to time any part of the Series 1 Shares held by it by payment to it of the Retraction Price therefor.

          (ii) If the holder of the Series 1 Shares desires the Corporation to redeem its Series 1 Shares pursuant to this Section, it shall at least 30 days before the date specified for redemption give written notice thereof to the Corporation at its registered office (the "Retraction Notice"). Such notice shall set out the date on which redemption is to take place (the "Retraction Date").

               The Corporation shall, subject to the provisions of the Business Corporations Act (Alberta), redeem the Series 1 Shares referred to in the Retraction Notice on the Retraction Date (or before the Retraction Date if agreed to by the holder of the Series 1 Shares). The Corporation shall, after presentation and surrender at the registered office of the Corporation of the certificate(s) for the Series 1 Shares called for redemption, pay to the holder of the Series 1 Shares the Retraction Price in accordance with paragraph (iii) below. Such Series 1 Shares shall thereupon be and be deemed to be redeemed and shall be cancelled and shall not be reissued. The holder of the Series 1 Shares so redeemed shall cease to exercise any of the rights of the holder in respect thereof unless payment of the Retraction Price shall not be made in accordance with this Section, in which case the rights of such holder shall remain unimpaired.

               Should the Retraction Price be paid in cash in accordance with subparagraph (iii)(B) below, and should the holder of the Series 1 Shares fail to present the certificate(s) for the Series 1 Shares to be redeemed on the Retraction Date, the Corporation shall have the right at any time thereafter to deposit the Retraction Price in any Canadian chartered bank or trust company, in a special account for the holder of such shares, and upon deposit being made, the Series 1 Shares in respect of which such deposit shall have been made shall be deemed to be redeemed and the rights of the holder thereof shall be limited to receiving without interest, the Retraction Price so deposited upon presentation and surrender of the certificate representing the Series 1 Shares so redeemed. Any interest on such deposit shall belong to the Corporation.

        (iii) Payment of the Retraction Price shall be made, solely at the option of the holder of the Series 1 Shares, as specified in the Retraction Notice, as follows:

               (A) by issuing to the holder of the Series 1 Shares the number of common shares in the capital of the Corporation equal to the number of Series 1 Shares being redeemed; or

               (B) by payment of the Retraction Price, in cash, to or to the order of the holder of the Series 1 Shares.

               Should the Retraction Price be paid in cash in accordance with subparagraph (iii)(B) above, payment of the Retraction Price shall be made by way of twelve (12) equal monthly instalments payable by the Corporation to the holder of the Series 1 Shares on or before the last day of each month, commencing on the last day of the first full month after the Retraction Date.

               All common shares issued upon any retraction of Series 1 Shares in accordance with this paragraph shall be fully paid and non-assessable.

                                  SCHEDULE "B"



          Mark Burns                     Director of Sales

          Eric Chong                     Director of Engineering

          Neil Gunn                      Director of Technology

          Al Kozak                       General Manager

          Remy Kozak                     Director of Products and Marketing

          Bruce Maxwell                  Director of Network Operations

                                  SCHEDULE "C"



                                      None

                                  SCHEDULE "D"


                        MATERIAL CONTRACTS OF PURCHASER
                        -------------------------------



1. Management Services Agreement between the Purchaser and Enterprise Developments Inc. ("Enterprise") pursuant to which Enterprises has agreed to provide management, secretarial and other office services to the Purchaser for a fee of $3,000 per month.


2. Escrow Agreement dated October 31, 1994 among the Purchaser, Montreal Trust Company of Canada and certain shareholders of the Purchaser.


3. Stock Option Agreements between the Purchaser and its directors and officers.


4. An Agency Agreement dated December 19, 1994 among the Purchaser, Yorkton Securities Inc. (the "Agent") and Montreal Trust Company of Canada (the "Agency Agreement"). Pursuant to the Agency Agreement, the Purchaser appointed the Agent as its agent to offer for distribution on a best efforts basis 2,000,000 common shares of the Purchaser at $0.15 per common share, subject to the terms and conditions contained in the Agency Agreement. The closing of the distribution occurred on January 19, 1995. The Agent received a commission of $30,000 and in addition was reimbursed for its legal fees incurred pursuant to the distribution in the amount of $4,637.21. The Purchaser also granted the Agent an option to purchase 200,000 common shares at $0.15 per common share.


5. A Stock Option Agreement dated January 19, 1995 between Yorkton Securities Inc. and the Purchaser.


6. Finders Fee Agreement between the Purchaser and E.L. Patterson or his nominee.

                                  SCHEDULE "E"

                            SHARE PURCHASE AGREEMENT
                            ------------------------


     THIS AGREEMENT dated for reference the 15th day of November, 1995.

BETWEEN:

          KWIKSTAR COMMUNICATIONS LTD., a body corporate incorporated under the laws of the Province of Alberta and having its head office in the City of Vancouver, in the Province of British Columbia (herein referred to as the "Purchaser")

                                                               OF THE FIRST PART

                                    - and -

          CIBC WOOD GUNDY CAPITAL (SFC) INC., a body corporate having its office in the City of Toronto, in the Province of Ontario (herein referred to as the "Vendor")

                                                              OF THE SECOND PART


WHEREAS:

A. The Purchaser was incorporated under the provisions of the Business Corporations Act (Alberta) and is a public company with its common shares listed and posted for trading on The Alberta Stock Exchange;

B. The Vendor is the legal and beneficial owner of 4,000,000 common shares (the "DCI Shares") in the capital of Digital Courier International Inc. ("DCI"); and

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the DCI Shares on the terms and conditions contained herein.

     NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, covenants, agreements and warranties hereinafter set forth, it is hereby agreed as follows:

1.   DEFINITIONS
     -----------

1.1 In this Agreement, unless there is something in the subject or context inconsistent therewith, words importing the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and the expressions following shall have the following meanings, respectively:

     "AGREEMENT", "this Agreement", "herein", "hereby", "hereof", "hereunder" and similar expressions mean or refer to this Share Purchase Agreement and any amendments hereto.

     "ASE" means The Alberta Stock Exchange.

     "ASE NON ESCROWED SHARES" means the Kwikstar Shares issued pursuant to
     Section 3.1 hereof not required to be held in escrow by the ASE.

     "CLOSING" has the meaning ascribed thereto in Section 9.1 hereof.

     "CLOSING DATE" has the meaning ascribed thereto in Section 9.1 hereof.

     "DCI" means Digital Courier International Inc.

     "DCI SHARES" means 4,000,000 common shares in the capital of DCI legally and beneficially owned by the Vendor.

     "KWIKSTAR SHARES" means 12,000,000 common shares in the capital of the Purchaser to be issued to the Vendor pursuant to Section 3.1 of this Agreement.

     "MAJOR TRANSACTION" has the meaning ascribed thereto by the Policies.

     "POLICIES" means Alberta Securities Commission Policy 4.11 and Circular No. 7 contained in The Alberta Stock Exchange Policies and Procedures Manual.

     "PURCHASER" means Kwikstar Communications Ltd.

     "VENDOR" means CIBC Wood Gundy Capital (SFC) Inc.

2.   SALE AND PURCHASE
     -----------------

2.1 The Vendor hereby agrees to sell and the Purchaser hereby agrees to purchase, effective the Closing Date, the DCI Shares on the terms and conditions herein contained.

3.   CONSIDERATION
     -------------

3.1 The parties hereto agree that the purchase price for the DCI Shares shall be paid by the issuance from the treasury of the Purchaser of the Kwikstar Shares duly registered in the name of the Vendor, or as the Vendor may direct the Purchaser in writing, all such shares to be issued as fully paid and non-assessable common shares.

3.2 In addition, the Vendor acknowledges that the Kwikstar Shares are being issued pursuant to exemptions from registration and prospectus requirements of applicable securities legislation, and that the Vendor may not be able to resell the Kwikstar Shares except in accordance with limited exemptions under applicable securities legislation. Since the Purchaser is not currently a "reporting issuer" in the Province of British Columbia, until the Purchaser becomes a reporting issuer, the resale restrictions for the Kwikstar Shares may be for an indefinite period. Notwithstanding the foregoing, the Purchaser shall use all reasonable efforts to become a reporting issuer in the Province of British Columbia no later than April 30, 1996.

4.   VENDOR'S REPRESENTATIONS AND WARRANTIES
     ---------------------------------------

4.1 In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents, warrants and covenants with the Purchaser as follows:

     (a) the Vendor is the legal and beneficial owner of the DCI Shares and the DCI Shares are fully paid and non-assessable, and free of any liens, claims, charges, security interests or encumbrances of any kind whatsoever. The DCI Shares represent all of the securities of DCI owned by the Vendor and the Vendor does not have any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of any additional securities of DCI;

     (b) the Vendor has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the DCI Shares to the Purchaser;

     (c) except as provided in this Agreement, no person, firm or corporation other than the Purchaser has any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of the DCI Shares; and

     (d) the Vendor is resident in Canada within the meaning of the Income Tax Act (Canada).

4.2 Except as otherwise stated, all representations, warranties, and covenants by the Vendor contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigations or inquiries made by the Purchaser prior to Closing or the waiver of any condition by the Purchaser, the representations, warranties, and covenants of the Vendor shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Vendor which results in any loss or damage sustained directly or indirectly by the Purchaser, then the Vendor shall reimburse the amount of such loss or damage to the Purchaser.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
     -----------------------------------------------

5.1 In order to induce the Vendor to enter into and consummate this Agreement, the Purchaser represents, warrants and covenants with the Vendor as follows:

     (a) the Purchaser is a corporation duly incorporated under the laws of the Province of Alberta and is a valid and subsisting corporation under the Business Corporations Act (Alberta) and the Purchaser has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth. The Purchaser owns no subsidiaries;

     (b) the Purchaser is a "reporting issuer" as that term is defined in the Securities Act (Alberta) and the issued and outstanding common shares of the Purchaser are listed and posted for trading on the ASE;

     (c) the authorized capital of the Purchaser consists of an unlimited number of common shares and an unlimited number of preferred shares, of which 4,766,666 common shares are issued and outstanding and no other shares are issued or outstanding. The Purchaser has reserved ten percent (10%) of its issued and outstanding common shares under a directors and management stock option plan, and options to acquire 466,665 common shares at $0.15 per share are outstanding, and the Purchaser has reserved an additional 4,000,000 common shares at $0.22 per common share for options to be granted after the completion of the Major Transaction. After the completion of the acquisition of all of the issued and outstanding shares of DCI, the fully diluted capitalization of the Purchaser shall be as set out in Schedule "A";

     (d) upon completion of the acquisition of the DCI Shares pursuant to the terms of this Agreement, the Kwikstar Shares will be issued as fully paid and non-assessable common shares;

     (e) except pursuant to or as disclosed in this Agreement or agreements with the other holders of securities of DCI, or an agreement or agreements with E.L. Patterson with respect to a finder's fee, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of the Purchaser;

     (f) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Purchaser is aware threatened, against or relating to the Purchaser or affecting its properties or business which if determined adversely to the Purchaser might materially and adversely affect the properties, business, future prospectus or the financial condition of the Purchaser, or the right of the Purchaser to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against the Purchaser any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (g) the Purchaser is a taxable Canadian corporation not liable for any material federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. The Purchaser is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (h) the Purchaser has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. The Purchaser is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conduced and its property and assets to be owned, leased and operated. All such licences, registrations and qualifications are in good standing;

     (i) the Purchaser is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees to which it is subject or which may apply to it;

     (j) the Purchaser has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on its business;

     (k) the entering into and performance of this Agreement will not be in violation of:

          (i)    the constating documents of the Purchaser; or

          (ii) any agreement to which the Purchaser is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Purchaser, and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Purchaser or the assets of the Purchaser; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which the Purchaser is bound;

     (l) the entering into and the performance of this Agreement, subject to the approval of the ASE and compliance with the Policies, will not be in violation of any law, rule or regulation of any governmental or regulatory body having jurisdiction over the Purchaser;

     (m) the corporate records and minute books of the Purchaser contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (n) except as disclosed in Section 5.1(e), the Purchaser has not incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Agreement;

     (o) the audited financial statements of the Purchaser for the period ending September 30, 1994, and the notes thereto and the unaudited interim financial statements for the nine months ending June 30, 1995, are true and correct and present fairly the financial position of the Purchaser as at such dates and the results of its operations and changes in financial position for the respective periods indicated in the said statements, and have been prepared in accordance with generally accepted accounting standards applied on a basis consistent with that of prior periods (the "Kwikstar Financial Statements");

     (p) the Purchaser has no material liabilities, contingent or otherwise, except those set out in the Kwikstar Financial Statements, and the Purchaser has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (q) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from the Purchaser of any of its assets other than in the ordinary course of business;

     (r) the Purchaser has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any of such individuals and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any of such individuals, other than an agreement with Enterprise Developments Inc. to provide management services;

     (s) Schedule "B" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Purchaser is a party and unless otherwise indicated in Schedule "B", each contract, agreement or commitment is in full force and effect and the Purchaser is not in default under any material terms of such contracts, agreements or commitments;

     (t) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Purchaser under any of the material provisions contained in any such contract, commitment or agreement listed on Schedule "B"; and

     (u) the Purchaser shall provide the Vendor and MPR Teltech Ltd. with an opportunity to review and approve the proxy solicitation material for the meeting of the shareholders of the Purchaser to be held to approve the Major Transaction, such approval not to be unreasonably withheld.

5.2 Except as otherwise stated, all representations, warranties, and covenants by the Purchaser contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigation or inquires made by the Vendor prior to Closing or the waiver of any conditions by the Vendor, the representations, warranties, and covenants of the Purchaser shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Purchaser which results in any loss or damage sustained by the Vendor, then the Purchaser shall reimburse the amount of such loss or damage to the Vendor.

6.   CONDITIONS PRECEDENT FOR PURCHASER AND VENDOR
     ---------------------------------------------

6.1 All obligations of the Purchaser and Vendor under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a)  the approval of this transaction by the ASE;

     (b) the approval of this transaction as a Major Transaction by the shareholders of the Purchaser as required by the Policies, which approval shall be obtained at a meeting of the shareholders of the Purchaser to be held as soon as reasonably possible, but in no event later than March 31, 1996;

     (c) the concurrent closing of the acquisition by the Purchaser of all the outstanding securities of DCI not owned by the Vendor or the Purchaser;

     (d) the Vendor, 945 Investments Limited and others entering into subscriptions agreements in a form satisfactory to the Purchaser and Vendor for the issue of 6,000,000 DCI securities for aggregate gross proceeds of $6,000,000;

     (e) DCI and Telecom Leasing Canada, or such other party as may be agreed, entering into a Capital Lease Agreement satisfactory to the Vendor and the Purchaser;

     (f) the Purchaser establishing a performance incentive plan for the employees of DCI on the same terms and conditions as the DCI performance incentive plan pursuant to which employees of DCI hold beneficial interests in 600,000 common shares of DCI;

     (g) such employees of DCI as the Purchaser and Vendor agree shall enter into Employment Agreements with DCI on terms and conditions satisfactory to the Purchaser and Vendor, acting reasonably;

     (h) two directors nominated by MPR Teltech Limited, two directors nominated by 945 Investments Limited, one director nominated by the Vendor and one outside director being elected as directors of the Purchaser at the meeting of shareholders of the Purchaser to approve the Major Transaction, provided that size of the board of directors of the Purchaser shall not exceed six; and

     (i) the Purchaser will change its name to a name including the words "Digital Courier International" as soon as reasonably possible after the meeting of shareholders of the Purchaser to approve the Major Transaction.

     6.2 The conditions set out in Section 6.1 hereof are inserted for the benefit of both the Purchaser and the Vendor and may be waived jointly by them in whole or in part. Such waiver will only be effective if in writing.

7.   CONDITIONS PRECEDENT FOR PURCHASER
     ----------------------------------

7.1 All obligations of the Purchaser under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Vendor set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Vendor again at that time, and the Vendor shall deliver at Closing a certificate of the Vendor to such effect dated on the Closing Date;

     (b) the covenants of the Vendor set forth in this Agreement shall have been complied with;

     (c) the Vendor shall cause to be delivered to the Purchaser an opinion dated as at the Closing Date from legal counsel for the Vendor in a form satisfactory to the Purchaser and its counsel, acting reasonably;

     (d) the Vendor will have provided to the Purchaser the share certificates representing the DCI Shares, duly endorsed for transfer to the Purchaser, plus a certified copy of a resolution of the directors of DCI approving such transfer; and

     (e) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of DCI.

7.2 The conditions set out in Section 7.1 hereof are inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

8.   CONDITIONS PRECEDENT FOR THE VENDOR
     -----------------------------------

8.1 All obligations of the Vendor under this Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Purchaser again at that time, and the Purchaser shall deliver at Closing a certificate of a senior officer to such effect dated on the Closing Date, which certificate shall include a statement that the Purchaser will have at Closing no liabilities except those set out in the Kwikstar Financial Statements or incurred pursuant to the Major Transaction;

     (b) the covenants of the Purchaser set forth in this Agreement shall have been complied with;

     (c) the Purchaser shall cause to be delivered at Closing to the Vendor an opinion dated as at the Closing Date from legal counsel for the Purchaser in a form satisfactory to the Vendor and its counsel, acting reasonably;

     (d) upon issue, the Kwikstar Shares shall be validly issued and outstanding as fully paid and non-assessable shares in the capital of the Purchaser;

     (e) upon issue of the Kwikstar Shares, the ASE will have approved the listing of the common shares comprising the Kwikstar Shares on such exchange, subject to the fulfilment of any conditions the ASE may deem appropriate and applicable;

     (f) the Kwikstar Shares shall be issued and the Purchaser shall have provided to the Vendor share certificates representing the ASE Non Escrowed Shares;

     (g) the Vendor, MPR Teltech Ltd. and 945 Investments Limited will have entered into a shareholder agreement in a form satisfactory to the Vendor, acting reasonably; and

     (h) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of the Purchaser.

8.2 The foregoing conditions in this Section 8 are inserted for the exclusive benefit of the Vendor and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

9.   CLOSING
     -------

9.1 The transactions contemplated by this Agreement shall be closed at Farris, Vaughan, Wills & Murphy or such other place and such date as may be agreed upon by the parties hereto, but in any event not later than April 30, 1996, which date is referred to herein as the "Date of Closing" and "Closing Date" and which time is referred to herein as "Closing" and "Time of Closing".

10.  COVENANTS RE: CLOSING
     ---------------------

10.1 Each of the parties hereto covenants and agrees with the other party hereto to use all reasonable efforts to take or refrain from taking all actions with the intent that the closing conditions herein shall be satisfied, the representations and warranties herein made by it shall be true and correct and all covenants and agreements herein made by it shall have been performed, including, without limitation, that:

     (a) the Purchaser or DCI shall not, without the written consent of the parties to this Agreement:

          (i) issue any securities, including debt, except as contemplated herein;

          (ii) declare or pay any dividends or distribute any of its properties or assets to shareholders;

          (iii) enter into any contract, other than in the ordinary course of business;

          (iv)   alter or amend its articles or by-laws;

          (v) engage in any business enterprise or other activity different from that carried on as of the date hereof; or

          (vi) enter into any negotiations, agreements or undertakings with respect to the sale of any assets or properties, outside the ordinary course of business; and

     (b) the Purchaser or the Vendor shall not, without the written consent of the other, enter into any negotiations, agreements or undertakings with respect to the sale of DCI, any assets of DCI or the DCI Shares.

10.2 The Purchaser and the Vendor covenant that they will make all reasonable efforts to close the transactions contemplated by this agreement no later than April 30, 1995.

11.  TERMINATION
     -----------

11.1 In the event that this Agreement is terminated pursuant to Sections 6, 7 or 8 hereof, each party hereto shall be released from all obligations hereunder and each party hereto shall take all reasonable action to return each of the other parties hereto to the position relative to which such party occupied prior to the execution hereof, it being understood that each party hereto will each bear all costs incurred by it prior to such termination.

12.  FURTHER ASSURANCES
     ------------------

12.1 At Closing and thereafter as may be necessary or desirable, and without further consideration, the parties hereto shall execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement.

13.  CONSTRUCTION
     ------------

13.1 This Agreement shall be, in all respects, subject to and interpreted, construed and enforced in accordance with the laws in effect in the Province of Alberta. Each party hereto accepts the jurisdiction of the Courts of the Province of Alberta and attorns to their jurisdiction.

14.  NOTICES
     -------

14.1 All notices, requests, and demands hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by telecommunication as follows:

     (a)  to the Purchaser:

               Kwikstar Communications Ltd.
               106 - 1008 Beach Avenue
               Vancouver, B. C., V6E 1T7

               Attention:  Mr. L. C. Fowler
               ----------------------------

               Fax: (604) 685-2533

          with a copy to:

               Burstall Ward
               Barristers & Solicitors
               1800, 800 - 5th Avenue S. W.
               Calgary, Alberta, T2P 3T6

               Attention:  Mr. V. E. Dale Burstall
               -----------------------------------

               Fax:  (403) 266-6016

     (b)  to the Vendor:

               CIBC Wood Gundy Capital (SFC) Inc.
               BCE Place, P. O. Box 500
               161 Bay Street
               Toronto, Ontario, M5J 2S8

               Attention:  Mr. Sam Duboc
               -------------------------

               Fax:  (416) 594-8037

          with a copy to:

               Blake, Cassels & Graydon
               Barristers & Solicitors
               1700 - 1030 West Georgia Street
               Vancouver, B. C., V6E 2Y3

               Attention:  Peter Kalbfleisch
               -----------------------------

               Fax:  (604) 631-3309
or to such other address as may be given in writing by the Vendor or the Purchaser, and all notices, requests, and demands hereunder shall be deemed to have been received, if delivered, on the date of delivery and if transmitted, on the date of the transmission.

15.  ASSIGNMENT
     ----------

15.1 This Agreement shall not be assigned without the written consent of the other party hereto, and such consent may be arbitrarily withheld.

15.2 This Agreement shall enure to the benefit of and shall be binding upon the Vendor and its respective successors and permitted assigns and the Purchaser and its respective successors and permitted assigns.

16.  COSTS
     -----

16.1 The parties hereto agree that each party will pay for their respective costs incurred pursuant to this Agreement and the transactions contemplated herein if this transaction is not closed. If this transaction is closed, the Purchaser will pay all reasonable costs of DCI incurred pursuant to this Agreement and the transactions contemplated herein.

17.  GENERAL
     -------

17.1 Time shall be of the essence of this Agreement.

17.2 This Agreement may be executed in separate counterparts, and all such executed counterparts when taken together shall constitute one Agreement.

17.3 The terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communications.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the date first above written.

                              KWIKSTAR COMMUNICATIONS LTD.


                              Per: /s/ L.C. Fowler
                                  _____________________________________


                              Per:
                                  _____________________________________

                              CIBC WOOD GUNDY CAPITAL (SFC) INC.


                              Per: /s/ Sam Duboc
                                  _____________________________________


                              Per:
                                  _____________________________________

                                  SCHEDULE "A"

                                  SCHEDULE "B"


                        MATERIAL CONTRACTS OF PURCHASER
                        -------------------------------



1. Management Services Agreement between the Purchaser and Enterprise Developments Inc. ("Enterprise") pursuant to which Enterprises has agreed to provide management, secretarial and other office services to the Purchaser for a fee of $3,000 per month.


2. Escrow Agreement dated October 31, 1994 among the Purchaser, Montreal Trust Company of Canada and certain shareholders of the Purchaser.


3. Stock Option Agreements between the Purchaser and its directors and officers.


4. An Agency Agreement dated December 19, 1994 among the Purchaser, Yorkton Securities Inc. (the "Agent") and Montreal Trust Company of Canada (the "Agency Agreement"). Pursuant to the Agency Agreement, the Purchaser appointed the Agent as its agent to offer for distribution on a best efforts basis 2,000,000 common shares of the Purchaser at $0.15 per common share, subject to the terms and conditions contained in the Agency Agreement. The closing of the distribution occurred on January 19, 1995. The Agent received a commission of $30,000 and in addition was reimbursed for its legal fees incurred pursuant to the distribution in the amount of $4,637.21. The Purchaser also granted the Agent an option to purchase 200,000 common shares at $0.15 per common share.


5. A Stock Option Agreement dated January 19, 1995 between Yorkton Securities Inc. and the Purchaser.


6. Finders Fee Agreement between the Purchaser and E.L. Patterson or his nominee.

                            SHARE PURCHASE AGREEMENT
                            ------------------------


     THIS AGREEMENT dated for reference the 15th day of November, 1995.

BETWEEN:

          KWIKSTAR COMMUNICATIONS LTD., a body corporate incorporated under the laws of the Province of Alberta and having its head office in the City of Vancouver, in the Province of British Columbia (herein referred to as the "Purchaser")

                                                               OF THE FIRST PART

                                    - and -

          945 INVESTMENTS LIMITED, a body corporate having its office in the City of Vancouver, in the Province of British Columbia (herein referred to as the "Vendor")

                                                              OF THE SECOND PART


WHEREAS:

A. The Purchaser was incorporated under the provisions of the Business Corporations Act (Alberta) and is a public company with its common shares listed and posted for trading on The Alberta Stock Exchange;

B. The Vendor is the legal and beneficial owner of 2,000,000 common shares (the "DCI Shares") in the capital of Digital Courier International Inc. ("DCI"); and

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the DCI Shares on the terms and conditions contained herein.

     NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, covenants, agreements and warranties hereinafter set forth, it is hereby agreed as follows:

1.   DEFINITIONS
     -----------

1.1 In this Agreement, unless there is something in the subject or context inconsistent therewith, words importing the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and the expressions following shall have the following meanings, respectively:

     "AGREEMENT", "this Agreement", "herein", "hereby", "hereof", "hereunder" and similar expressions mean or refer to this Share Purchase Agreement and any amendments hereto.

     "ASE" means The Alberta Stock Exchange.

     "ASE NON ESCROWED SHARES" means the Kwikstar Shares issued pursuant to
     Section 3.1 hereof not required to be held in escrow by the ASE.

     "CLOSING" has the meaning ascribed thereto in Section 9.1 hereof.

     "CLOSING DATE" has the meaning ascribed thereto in Section 9.1 hereof.

     "DCI" means Digital Courier International Inc.

     "DCI SHARES" means 2,000,000 common shares in the capital of DCI legally and beneficially owned by the Vendor.

     "KWIKSTAR SHARES" means 6,000,000 common shares in the capital of the Purchaser to be issued to the Vendor pursuant to Section 3.1 of this Agreement.

     "MAJOR TRANSACTION" has the meaning ascribed thereto by the Policies.

     "POLICIES" means Alberta Securities Commission Policy 4.11 and Circular No. 7 contained in The Alberta Stock Exchange Policies and Procedures Manual.

     "PURCHASER" means Kwikstar Communications Ltd.

     "VENDOR" means 945 Investments Limited.

2.   SALE AND PURCHASE
     -----------------

2.1 The Vendor hereby agrees to sell and the Purchaser hereby agrees to purchase, effective the Closing Date, the DCI Shares on the terms and conditions herein contained.

3.   CONSIDERATION
     -------------

3.1 The parties hereto agree that the purchase price for the DCI Shares shall be paid by the issuance from the treasury of the Purchaser of the Kwikstar Shares duly registered in the name of the Vendor, or as the Vendor may direct the Purchaser in writing, all such shares to be issued as fully paid and non-assessable common shares.

3.2 In the event the ASE requires any of the Kwikstar Shares to be held in escrow, the Vendor agrees to enter into an escrow agreement in a form satisfactory to the ASE.

3.3 In addition, the Vendor acknowledges that the Kwikstar Shares are being issued pursuant to exemptions from registration and prospectus requirements of applicable securities legislation, and that the Vendor may not be able to resell the Kwikstar Shares except in accordance with limited exemptions under applicable securities legislation. Since the Purchaser is not currently a "reporting issuer" in the Province of British Columbia, until the Purchaser becomes a reporting issuer, the resale restrictions for the Kwikstar Shares may be for an indefinite period.

Notwithstanding the foregoing, the Purchaser shall use all reasonable efforts to become a reporting issuer in the Province of British Columbia no later than April 30, 1996.

4.   VENDOR'S REPRESENTATIONS AND WARRANTIES
     ---------------------------------------

4.1 In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents, warrants and covenants with the Purchaser as follows:

     (a) the Vendor is the legal and beneficial owner of the DCI Shares and the DCI Shares are fully paid and non-assessable, and free of any liens, claims, charges, security interests or encumbrances of any kind whatsoever. The DCI Shares represent all of the securities of DCI owned by the Vendor and the Vendor does not have any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of any additional securities of DCI;

     (b) the Vendor has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the DCI Shares to the Purchaser;

     (c) except as provided in this Agreement, no person, firm or corporation other than the Purchaser has any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of the DCI Shares; and

     (d) the Vendor is resident in Canada within the meaning of the Income Tax Act (Canada).

4.2 Except as otherwise stated, all representations, warranties, and covenants by the Vendor contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigations or inquiries made by the Purchaser prior to Closing or the waiver of any condition by the Purchaser, the representations, warranties, and covenants of the Vendor shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Vendor which results in any loss or damage sustained directly or indirectly by the Purchaser, then the Vendor shall reimburse the amount of such loss or damage to the Purchaser.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
     -----------------------------------------------

5.1 In order to induce the Vendor to enter into and consummate this Agreement, the Purchaser represents, warrants and covenants with the Vendor as follows:

     (a) the Purchaser is a corporation duly incorporated under the laws of the Province of Alberta and is a valid and subsisting corporation under the Business Corporations Act (Alberta) and the Purchaser has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth. The Purchaser owns no subsidiaries;

     (b) the Purchaser is a "reporting issuer" as that term is defined in the Securities Act (Alberta) and the issued and outstanding common shares of the Purchaser are listed and posted for trading on the ASE;

     (c) the authorized capital of the Purchaser consists of an unlimited number of common shares and an unlimited number of preferred shares, of which 4,766,666 common shares are issued and outstanding and no other shares are issued or outstanding. The Purchaser has reserved ten percent (10%) of its issued and outstanding common shares under a directors and management stock option plan, and options to acquire 466,665 common shares at $0.15 per share are outstanding, and the Purchaser has reserved an additional 4,000,000 common shares at $0.22 per common share for options to be granted after the completion of the Major Transaction. After the completion of the acquisition of all of the issued and outstanding shares of DCI, the fully diluted capitalization of the Purchaser shall be as set out in Schedule "A";

     (d) upon completion of the acquisition of the DCI Shares pursuant to the terms of this Agreement, the Kwikstar Shares will be issued as fully paid and non-assessable common shares;

     (e) except pursuant to or as disclosed in this Agreement or agreements with the other holders of securities of DCI, or an agreement or agreements with E.L. Patterson with respect to a finder's fee, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of the Purchaser;

     (f) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Purchaser is aware threatened, against or relating to the Purchaser or affecting its properties or business which if determined adversely to the Purchaser might materially and adversely affect the properties, business, future prospectus or the financial condition of the Purchaser, or the right of the Purchaser to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against the Purchaser any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (g) the Purchaser is a taxable Canadian corporation not liable for any material federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. The

          Purchaser is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (h) the Purchaser has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. The Purchaser is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conduced and its property and assets to be owned, leased and operated. All such licences, registrations and qualifications are in good standing;

     (i) the Purchaser is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees to which it is subject or which may apply to it;

     (j) the Purchaser has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on its business;

     (k) the entering into and performance of this Agreement will not be in violation of:

          (i)    the constating documents of the Purchaser; or

          (ii) any agreement to which the Purchaser is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Purchaser, and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Purchaser or the assets of the Purchaser; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which the Purchaser is bound;

     (l) the entering into and the performance of this Agreement, subject to the approval of the ASE and compliance with the Policies, will not be in violation of any law, rule or regulation of any governmental or regulatory body having jurisdiction over the Purchaser;

     (m) the corporate records and minute books of the Purchaser contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (n) except as disclosed in Section 5.1(e), the Purchaser has not incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Agreement;

     (o) the audited financial statements of the Purchaser for the period ending September 30, 1994, and the notes thereto and the unaudited interim financial statements for the nine months ending June 30, 1995, are true and correct and present fairly the financial position of the Purchaser as at such dates and the results of its operations and changes in financial position for the respective periods indicated in the said statements, and have been prepared in accordance with generally accepted accounting standards applied on a basis consistent with that of prior periods (the "Kwikstar Financial Statements");

     (p) the Purchaser has no material liabilities, contingent or otherwise, except those set out in the Kwikstar Financial Statements, and the Purchaser has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (q) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from the Purchaser of any of its assets other than in the ordinary course of business;

     (r) the Purchaser has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any of such individuals and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any of such individuals, other than an agreement with Enterprise Developments Inc. to provide management services;

     (s) Schedule "B" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Purchaser is a party and unless otherwise indicated in Schedule "B", each contract, agreement or commitment is in full force and effect and the Purchaser is not in default under any material terms of such contracts, agreements or commitments;

     (t) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Purchaser under any of the material provisions contained in any such contract, commitment or agreement listed on Schedule "B"; and

     (u) the Purchaser shall provide the Vendor with an opportunity to review and approve the proxy solicitation material for the meeting of the shareholders of the Purchaser to be held to approve the Major Transaction, such approval not to be unreasonably withheld.

5.2 Except as otherwise stated, all representations, warranties, and covenants by the Purchaser contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigation or inquires made by the Vendor prior to Closing or the waiver of any conditions by the Vendor, the representations, warranties, and covenants of the Purchaser shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Purchaser which results in any loss or damage sustained by the Vendor, then the Purchaser shall reimburse the amount of such loss or damage to the Vendor.

6.   CONDITIONS PRECEDENT FOR PURCHASER AND VENDOR
     ---------------------------------------------

6.1 All obligations of the Purchaser and Vendor under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a)  the approval of this transaction by the ASE;

     (b) the approval of this transaction as a Major Transaction by the shareholders of the Purchaser as required by the Policies, which approval shall be obtained at a meeting of the shareholders of the Purchaser to be held as soon as reasonably possible, but in no event later than March 31, 1996;

     (c) the concurrent closing of the acquisition by the Purchaser of all the outstanding securities of DCI not owned by the Vendor or the Purchaser;

     (d) the Vendor, CIBC Wood Gundy Capital (SFC) Inc. and others entering into subscriptions agreements in a form satisfactory to the Purchaser and Vendor for the issue of 6,000,000 DCI securities for aggregate gross proceeds of $6,000,000;

     (e) DCI and Telecom Leasing Canada, or such other party as may be agreed, entering into a Capital Lease Agreement satisfactory to the Vendor and the Purchaser;

     (f) the Purchaser establishing a performance incentive plan for the employees of DCI on the same terms and conditions as the DCI performance incentive plan pursuant to which employees of DCI hold beneficial interests in 600,000 common shares of DCI;

     (g) such employees of DCI as the Purchaser and Vendor agree shall enter into Employment Agreements with DCI on terms and conditions satisfactory to the Purchaser and Vendor, acting reasonably;

     (h) two directors nominated by MPR Teltech Limited, two directors nominated by the Vendor, one director nominated by CIBC Wood Gundy Capital (SFC) Inc. and one outside director being elected as directors of the Purchaser at the meeting of shareholders of the Purchaser to approve the Major Transaction, provided that size of the board of directors of the Purchaser shall not exceed six; and

     (i) the Purchaser will change its name to a name including the words "Digital Courier International" as soon as reasonably possible after the meeting of shareholders of the Purchaser to approve the Major Transaction.

     6.2 The conditions set out in Section 6.1 hereof are inserted for the benefit of both the Purchaser and the Vendor and may be waived jointly by them in whole or in part. Such waiver will only be effective if in writing.

7.   CONDITIONS PRECEDENT FOR PURCHASER
     ----------------------------------

7.1 All obligations of the Purchaser under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Vendor set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Vendor again at that time, and the Vendor shall deliver at Closing a certificate of the Vendor to such effect dated on the Closing Date;

     (b) the covenants of the Vendor set forth in this Agreement shall have been complied with;

     (c) the Vendor shall cause to be delivered to the Purchaser an opinion dated as at the Closing Date from legal counsel for the Vendor in a form satisfactory to the Purchaser and its counsel, acting reasonably;

     (d)  the Vendor will have executed the escrow agreement contemplated by
          Section 3.2 hereof;

     (e) the Vendor will have provided to the Purchaser the share certificates representing the DCI Shares, duly endorsed for transfer to the Purchaser, plus a certified copy of a resolution of the directors of DCI approving such transfer; and

     (f) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of DCI.

7.2 The conditions set out in Section 7.1 hereof are inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

8.   CONDITIONS PRECEDENT FOR THE VENDOR
     -----------------------------------

8.1 All obligations of the Vendor under this Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Purchaser again at that time, and the Purchaser shall deliver at Closing a certificate of a senior officer to such effect dated on the Closing Date, which certificate shall include a statement that the Purchaser will have at Closing no liabilities except those set out in the Kwikstar Financial Statements or incurred pursuant to the Major Transaction;

     (b) the covenants of the Purchaser set forth in this Agreement shall have been complied with;

     (c) the Purchaser shall cause to be delivered at Closing to the Vendor an opinion dated as at the Closing Date from legal counsel for the Purchaser in a form satisfactory to the Vendor and its counsel, acting reasonably;

     (d) upon issue, the Kwikstar Shares shall be validly issued and outstanding as fully paid and non-assessable shares in the capital of the Purchaser;

     (e) upon issue of the Kwikstar Shares, the ASE will have approved the listing of the common shares comprising the Kwikstar Shares on such exchange, subject to the fulfilment of any conditions the ASE may deem appropriate and applicable;

     (f) the Kwikstar Shares shall be issued and the Purchaser shall have provided to the Vendor share certificates representing the ASE Non Escrowed Shares;

     (g) the number of ASE Non Escrowed Shares will be acceptable to the Vendor, acting reasonably;

     (h) the Vendor, MPR Teltech Ltd. and CIBC Wood Gundy Capital (SFC) Inc. will have entered into a shareholder agreement in a form satisfactory to the Vendor, acting reasonably; and

     (i) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of the Purchaser.

8.2 The foregoing conditions in this Section 8 are inserted for the exclusive benefit of the Vendor and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

9.   CLOSING
     -------

9.1 The transactions contemplated by this Agreement shall be closed at Farris, Vaughan, Wills & Murphy or such other place and such date as may be agreed upon by the parties hereto, but in any event not later than April 30, 1996, which date is referred to herein as the "Date of Closing" and "Closing Date" and which time is referred to herein as "Closing" and "Time of Closing".

10.  COVENANTS RE: CLOSING
     ---------------------

10.1 Each of the parties hereto covenants and agrees with the other party hereto to use all reasonable efforts to take or refrain from taking all actions with the intent that the closing conditions herein shall be satisfied, the representations and warranties herein made by it shall be true and correct and all covenants and agreements herein made by it shall have been performed, including, without limitation, that:

     (a) the Purchaser or DCI shall not, without the written consent of the parties to this Agreement:

          (i) issue any securities, including debt, except as contemplated herein;

          (ii) declare or pay any dividends or distribute any of its properties or assets to shareholders;

          (iii) enter into any contract, other than in the ordinary course of business;

          (iv)   alter or amend its articles or by-laws;

          (v) engage in any business enterprise or other activity different from that carried on as of the date hereof; or

          (vi) enter into any negotiations, agreements or undertakings with respect to the sale of any assets or properties, outside the ordinary course of business; and

     (b) the Purchaser or the Vendor shall not, without the written consent of the other, enter into any negotiations, agreements or undertakings with respect to the sale of DCI, any assets of DCI or the DCI Shares.

10.2 The Purchaser and the Vendor covenant that they will make all reasonable efforts to close the transactions contemplated by this agreement no later than March 31, 1995.

11.  TERMINATION
     -----------

11.1 In the event that this Agreement is terminated pursuant to Sections 6, 7 or 8 hereof, each party hereto shall be released from all obligations hereunder and each party hereto shall take all reasonable action to return each of the other parties hereto to the position relative to which such party occupied prior to the execution hereof, it being understood that each party hereto will each bear all costs incurred by it prior to such termination.

12.  FURTHER ASSURANCES
     ------------------

12.1 At Closing and thereafter as may be necessary or desirable, and without further consideration, the parties hereto shall execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement.

13.  CONSTRUCTION
     ------------

13.1 This Agreement shall be, in all respects, subject to and interpreted, construed and enforced in accordance with the laws in effect in the Province of Alberta. Each party hereto accepts the jurisdiction of the Courts of the Province of Alberta and attorns to their jurisdiction.

14.  NOTICES
     -------

14.1 All notices, requests, and demands hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by telecommunication as follows:

     (a)  to the Purchaser:

               Kwikstar Communications Ltd.
               106 - 1008 Beach Avenue
               Vancouver, British Columbia, V6E 1T7

               Attention:  Mr. L. C. Fowler
               ----------------------------

               Fax: (604) 685-2533


          with a copy to:

               Burstall Ward
               Barristers & Solicitors
               1800, 800 - 5th Avenue S. W.
               Calgary, Alberta, T2P 3T6

               Attention:  Mr. V. E. Dale Burstall
               -----------------------------------

               Fax:  (403) 266-6016


     (b)  to the Vendor:

               945 Investments Limited
               106 - 1008 Beach Avenue
               Vancouver, British Columbia, V6E 1T7

               Attention:  Mr. L. C. Fowler
               ----------------------------

               Fax: (604) 685-2533
          with a copy to:

               Burstall Ward
               Barristers & Solicitors
               1800, 800 - 5th Avenue S. W.
               Calgary, Alberta
               T2P 3T6

               Attention:  Mr. V. E. Dale Burstall
               -----------------------------------

               Fax:  (403) 266-6016


or to such other address as may be given in writing by the Vendor or the Purchaser, and all notices, requests, and demands hereunder shall be deemed to have been received, if delivered, on the date of delivery and if transmitted, on the date of the transmission.


15.  ASSIGNMENT
     ----------

15.1 This Agreement shall not be assigned without the written consent of the other party hereto, and such consent may be arbitrarily withheld.

15.2 This Agreement shall enure to the benefit of and shall be binding upon the Vendor and its respective successors and permitted assigns and the Purchaser and its respective successors and permitted assigns.


16.  COSTS
     -----

16.1 The parties hereto agree that each party will pay for their respective costs incurred pursuant to this Agreement and the transactions contemplated herein if this transaction is not closed. If this transaction is closed, the Purchaser will pay all reasonable costs of DCI incurred pursuant to this Agreement and the transactions contemplated herein.


17.  GENERAL
     -------

17.1 Time shall be of the essence of this Agreement.

17.2 This Agreement may be executed in separate counterparts, and all such executed counterparts when taken together shall constitute one Agreement.

17.3 The terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communications.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the date first above written.

                              KWIKSTAR COMMUNICATIONS LTD.


                              Per: /s/ L.C. Fowler
                                  __________________________________


                              Per:
                                  __________________________________


                              945 INVESTMENTS LIMITED


                              Per: /s/ Edward D. Ford
                                  __________________________________


                              Per:
                                  __________________________________

                                  SCHEDULE "A"

                                  SCHEDULE "B"


                        MATERIAL CONTRACTS OF PURCHASER
                        -------------------------------



1. Management Services Agreement between the Purchaser and Enterprise Developments Inc. ("Enterprise") pursuant to which Enterprises has agreed to provide management, secretarial and other office services to the Purchaser for a fee of $3,000 per month.


2. Escrow Agreement dated October 31, 1994 among the Purchaser, Montreal Trust Company of Canada and certain shareholders of the Purchaser.


3. Stock Option Agreements between the Purchaser and its directors and officers.


4. An Agency Agreement dated December 19, 1994 among the Purchaser, Yorkton Securities Inc. (the "Agent") and Montreal Trust Company of Canada (the "Agency Agreement"). Pursuant to the Agency Agreement, the Purchaser appointed the Agent as its agent to offer for distribution on a best efforts basis 2,000,000 common shares of the Purchaser at $0.15 per common share, subject to the terms and conditions contained in the Agency Agreement. The closing of the distribution occurred on January 19, 1995. The Agent received a commission of $30,000 and in addition was reimbursed for its legal fees incurred pursuant to the distribution in the amount of $4,637.21. The Purchaser also granted the Agent an option to purchase 200,000 common shares at $0.15 per common share.


5. A Stock Option Agreement dated January 19, 1995 between Yorkton Securities Inc. and the Purchaser.


6. Finders Fee Agreement between the Purchaser and E.L. Patterson or his nominee.

                            SHARE PURCHASE AGREEMENT
                            ------------------------


     THIS AGREEMENT dated for reference the  15th day of November, 1995.

BETWEEN:

          KWIKSTAR COMMUNICATIONS LTD., a body corporate incorporated under the laws of the Province of Alberta and having its head office in the City of Vancouver, in the Province of British Columbia (herein referred to as the "Purchaser")

                                                               OF THE FIRST PART

                                    - and -

          IAN R. BARDSLEY, an individual of Port Coquitlam, in the Province of British Columbia in his capacity as Trustee of the Performance Incentive Plan of Digital Courier International Inc. (herein referred to as the "Vendor")

                                                              OF THE SECOND PART


WHEREAS:

A. The Purchaser was incorporated under the provisions of the Business Corporations Act (Alberta) and is a public company with its common shares listed and posted for trading on The Alberta Stock Exchange;

B. The Vendor is the registered owner of 600,000 common shares and (the "DCI Shares") in the capital of Digital Courier International Inc. ("DCI") issued pursuant to the Performance Incentive Plan of DCI (the "Plan"); and

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase the DCI Shares on the terms and conditions contained herein.

     NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises, covenants, agreements and warranties hereinafter set forth, it is hereby agreed as follows:

1.   DEFINITIONS
     -----------

1.1 In this Agreement, unless there is something in the subject or context inconsistent therewith, words importing the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and the expressions following shall have the following meanings, respectively:

     "AGREEMENT", "this Agreement", "herein", "hereby", "hereof", "hereunder" and similar expressions mean or refer to this Share Purchase Agreement and any amendments hereto.

     "ASE" means The Alberta Stock Exchange.

     "ASE NON ESCROWED SHARES" means the Kwikstar Shares issued pursuant to
     Section 3.1 hereof not required to be held in escrow by the ASE.

     "CLOSING" has the meaning ascribed thereto in Section 9.1 hereof.

     "CLOSING DATE" has the meaning ascribed thereto in Section 9.1 hereof.

     "DCI" means Digital Courier International Inc.

     "DCI SHARES" means 600,000 common shares in the capital of DCI legally owned by the Vendor.

     "KWIKSTAR SHARES" means 1,800,000 common shares in the capital of the Purchaser to be issued to the Vendor pursuant to Section 3.1 of this Agreement.

     "MAJOR TRANSACTION" has the meaning ascribed thereto by the Policies.

     "POLICIES" means Alberta Securities Commission Policy 4.11 and Circular No. 7 contained in The Alberta Stock Exchange Policies and Procedures Manual.

     "PURCHASER" means Kwikstar Communications Ltd.

     "VENDOR" means Ian R. Bardsley in his capacity as Trustee of the Performance Incentive Plan of Digital Courier International Inc.

2.   SALE AND PURCHASE
     -----------------

2.1 The Vendor hereby agrees to sell and the Purchaser hereby agrees to purchase, effective the Closing Date, the DCI Shares on the terms and conditions herein contained.

3.   CONSIDERATION
     -------------

3.1 The parties hereto agree that the purchase price for the DCI Shares shall be paid by the issuance from the treasury of the Purchaser of the Kwikstar Shares duly registered in the name of the Vendor, or as the Vendor may direct the Purchaser in writing, all such shares to be issued as fully paid and non-assessable common shares.

3.2 In addition, the Vendor acknowledges that the Kwikstar Shares are being issued pursuant to exemptions from registration and prospectus requirements of applicable securities legislation, and that the Vendor may not be able to resell the Kwikstar Shares except in accordance with limited exemptions under applicable securities legislation. Since the Purchaser is not currently a "reporting issuer" in the Province of British Columbia, until the Purchaser becomes a reporting issuer, the resale restrictions for the Kwikstar Shares may be for an indefinite period. Notwithstanding the foregoing, the Purchaser shall use all reasonable efforts to become a reporting issuer in the Province of British Columbia no later than April 30, 1996.

4.   VENDOR'S REPRESENTATIONS AND WARRANTIES
     ---------------------------------------

4.1 In order to induce the Purchaser to enter into and consummate this Agreement, the Vendor represents, warrants and covenants with the Purchaser as follows:

     (a) the Vendor is the legal owner of the DCI Shares and the DCI Shares are fully paid and non-assessable, and free of any liens, claims, charges, security interests or encumbrances of any kind whatsoever. The DCI Shares represent all of the securities of DCI owned by the Vendor and the Vendor does not have any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of any additional securities of DCI;

     (b) the Vendor has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the DCI Shares to the Purchaser;

     (c) except as provided in this Agreement, no person, firm or corporation other than the Purchaser has any agreement, option or right to purchase or acquire, or capable of becoming an agreement for the purchase or acquisition of the DCI Shares; and

     (d) the Vendor is resident in Canada within the meaning of the Income Tax Act (Canada).

4.2 Subject to Section 13.2 and except as otherwise stated, all representations, warranties, and covenants by the Vendor contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigations or inquiries made by the Purchaser prior to Closing or the waiver of any condition by the Purchaser, the representations, warranties, and covenants of the Vendor shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Vendor which results in any loss or damage sustained directly or indirectly by the Purchaser, then the Vendor shall reimburse the amount of such loss or damage to the Purchaser.

5.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
     -----------------------------------------------

5.1 In order to induce the Vendor to enter into and consummate this Agreement, the Purchaser represents, warrants and covenants with the Vendor as follows:

     (a) the Purchaser is a corporation duly incorporated under the laws of the Province of Alberta and is a valid and subsisting corporation under the Business Corporations Act (Alberta) and the Purchaser has the requisite power, capacity and authority to enter into this Agreement on the terms and conditions herein set forth. The Purchaser owns no subsidiaries;

     (b) the Purchaser is a "reporting issuer" as that term is defined in the Securities Act (Alberta) and the issued and outstanding common shares of the Purchaser are listed and posted for trading on the ASE;

     (c) the authorized capital of the Purchaser consists of an unlimited number of common shares and an unlimited number of preferred shares, of which 4,766,666 common shares are issued and outstanding and no other shares are issued or outstanding. The Purchaser has reserved ten percent (10%) of its issued and outstanding common shares under a directors and management stock option plan, and options to acquire 466,665 common shares at $0.15 per share are outstanding, and the Purchaser has reserved an additional 4,000,000 common shares at $0.22 per common share for options to be granted after the completion of the Major Transaction. After the completion of the acquisition of all of the issued and outstanding shares of DCI, the fully diluted capitalization of the Purchaser shall be as set out in Schedule "A";

     (d) upon completion of the acquisition of the DCI Shares pursuant to the terms of this Agreement, the Kwikstar Shares will be issued as fully paid and non-assessable common shares;

     (e) except pursuant to or as disclosed in this Agreement or agreements with the other holders of securities of DCI, or an agreement or agreements with E.L. Patterson with respect to a finder's fee, no person, firm or corporation has any agreement, option or right to acquire or capable of becoming an agreement for the purchase or acquisition of any of the unissued share capital of the Purchaser;

     (f) there is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and application for review, in progress, pending or, as far as the Purchaser is aware threatened, against or relating to the Purchaser or affecting its properties or business which if determined adversely to the Purchaser might materially and adversely affect the properties, business, future prospectus or the financial condition of the Purchaser, or the right of the Purchaser to use, produce or sell its property and assets in whole or in part. There is not presently outstanding against the Purchaser any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator;

     (g) the Purchaser is a taxable Canadian corporation not liable for any material federal, provincial, municipal or local taxes, assessments, withholding taxes, employee or other remittances, or other imposts or penalties due and unpaid at the date hereof in respect of its income, employees, business or property, or for the payment of any tax instalment due in respect of its current taxation year (but not including taxes accruing due) or any previous taxation years, and no such taxes, assessments, imposts, remittances or penalties are required to be reserved against. The Purchaser is not in default in filing any returns or reports covering any federal, provincial, municipal or local taxes, assessments or other imposts in respect of its income, business or property;

     (h) the Purchaser has been conducting its business in the ordinary course in compliance with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and is not in breach of any such laws, rules and regulations where a breach would have a material adverse affect. The Purchaser is duly licensed, registered and qualified in each jurisdiction in which it owns or leases property or carries on business to enable its business to be carried on as now conduced and its property and assets to be owned, leased and operated. All such licences, registrations and qualifications are in good standing;

     (i) the Purchaser is not in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees to which it is subject or which may apply to it;

     (j) the Purchaser has not experienced nor is it aware of any occurrence or event which has had, or might reasonably be expected to have, a materially adverse effect on its business;

     (k) the entering into and performance of this Agreement will not be in violation of:

          (i)    the constating documents of the Purchaser; or

          (ii) any agreement to which the Purchaser is a party and will not give any person or company any right to terminate or cancel any agreement or any right enjoyed by the Purchaser, and will not result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favour of a third party upon or against the Purchaser or the assets of the Purchaser; or

          (iii) any statute, regulation, by-law, order, judgment, or decree by which the Purchaser is bound;

     (l) the entering into and the performance of this Agreement, subject to the approval of the ASE and compliance with the Policies, will not be in violation of any law, rule or regulation of any governmental or regulatory body having jurisdiction over the Purchaser;

     (m) the corporate records and minute books of the Purchaser contain complete and accurate minutes (duly signed by the Chairman and/or Secretary of the appropriate meeting) of all meetings of the directors and shareholders since its date of incorporation, together with the full text of all resolutions of directors and shareholders passed in lieu of such meetings, duly signed by all directors and shareholders;

     (n) except as disclosed in Section 5.1(e), the Purchaser has not incurred any obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of the transactions contemplated by this Agreement;

     (o) the audited financial statements of the Purchaser for the period ending September 30, 1994, and the notes thereto and the unaudited interim financial statements for the nine months ending June 30, 1995, are true and correct and present fairly the financial position of the Purchaser as at such dates and the results of its operations and changes in financial position for the respective periods indicated in the said statements, and have been prepared in accordance with generally accepted accounting standards applied on a basis consistent with that of prior periods (the "Kwikstar Financial Statements");

     (p) the Purchaser has no material liabilities, contingent or otherwise, except those set out in the Kwikstar Financial Statements, and the Purchaser has not guaranteed or indemnified, or agreed to guarantee or indemnify, any debt, liability or other obligation of any person, firm, or body corporate;

     (q) no person, firm or corporation has any written or oral agreement, option, understanding or commitment or any right or privilege capable of becoming an agreement for the purchase, exchange, transfer or other disposition from the Purchaser of any of its assets other than in the ordinary course of business;

     (r) the Purchaser has no directors, officers or senior employees to which it pays remuneration and there are no written agreements or written contracts for the employment of any of such individuals and there are no contracts, agreements, or engagements, either written or verbal providing for a fixed period of employment of any of such individuals, other than an agreement with Enterprise Developments Inc. to provide management services;

     (s) Schedule "B" contains a reference to all material contracts, agreements and commitments (whether written or oral), to which the Purchaser is a party and unless otherwise indicated in Schedule "B", each contract, agreement or commitment is in full force and effect and the Purchaser is not in default under any material terms of such contracts, agreements or commitments;

     (t) there will not exist on the Closing Date any state of facts which after notice or lapse of time, or both, will constitute a default or breach on the part of the Purchaser under any of the material provisions contained in any such contract, commitment or agreement listed on Schedule "B"; and

     (u) the Purchaser shall provide the Vendor with an opportunity to review and approve the proxy solicitation material for the meeting of the shareholders of the Purchaser to be held to approve the Major Transaction, such approval not to be unreasonably withheld.

5.2 Except as otherwise stated, all representations, warranties, and covenants by the Purchaser contained in this Agreement shall be true as at the date hereof. Notwithstanding any investigation or inquires made by the Vendor prior to Closing or the waiver of any conditions by the Vendor, the representations, warranties, and covenants of the Purchaser shall survive the Closing Date and notwithstanding the Closing of the purchase and sale herein provided for, shall continue in full force and effect for the period of three (3) years following the date hereof. In the event that any of the said representations and warranties are found to be incorrect or there is a breach of any covenant of the Purchaser which results in any loss or damage sustained by the Vendor, then the Purchaser shall reimburse the amount of such loss or damage to the Vendor.

6.   CONDITIONS PRECEDENT FOR PURCHASER AND VENDOR
     ---------------------------------------------

6.1 All obligations of the Purchaser and Vendor under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a)  the approval of this transaction by the ASE;

     (b) the approval of this transaction as a Major Transaction by the shareholders of the Purchaser as required by the Policies, which approval shall be obtained at a meeting of the shareholders of the Purchaser to be held as soon as reasonably possible, but in no event later than April 30, 1996;

     (c) the concurrent closing of the acquisition by the Purchaser of all the outstanding securities of DCI not owned by the Vendor or the Purchaser;

     (d) 945 Investments Limited, CIBC Wood Gundy Capital (SFC) Inc. and others entering into subscriptions agreements in a form satisfactory to the Purchaser and Vendor for the issue of 6,000,000 DCI securities for aggregate gross proceeds of $6,000,000;

     (e) DCI and Telecom Leasing Canada, or such other party as may be agreed, entering into a Capital Lease Agreement satisfactory to the Vendor and the Purchaser;

     (f) the Purchaser establishing a performance incentive plan for the employees of DCI on the same terms and conditions as the DCI performance incentive plan pursuant to which employees of DCI hold beneficial interests in 600,000 common shares of DCI;

     (g) such employees of DCI as the Purchaser and Vendor agree shall enter into Employment Agreements with DCI on terms and conditions satisfactory to the Purchaser and Vendor, acting reasonably;

     (h) two directors nominated by MPR Teltech Limited, two directors nominated by 945 Investments Limited, one director nominated by CIBC Wood Gundy Capital (SFC) Inc. and one outside director being elected as directors of the Purchaser at the meeting of shareholders of the Purchaser to approve the Major Transaction, provided that size of the board of directors of the Purchaser shall not exceed six; and

     (i) the Purchaser will change its name to a name including the words "Digital Courier International" as soon as reasonably possible after the meeting of shareholders of the Purchaser to approve the Major Transaction.

     6.2 The conditions set out in Section 6.1 hereof are inserted for the benefit of both the Purchaser and the Vendor and may be waived jointly by them in whole or in part. Such waiver will only be effective if in writing.

7.   CONDITIONS PRECEDENT FOR PURCHASER
     ----------------------------------

7.1 All obligations of the Purchaser under the Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Vendor set forth in this Agreement shall be true and correct as of the date of this Agreement;

     (b) the covenants of the Vendor set forth in this Agreement shall have been complied with;

     (c) the Vendor shall cause to be delivered to the Purchaser an opinion dated as at the Closing Date from legal counsel for the Vendor in a form satisfactory to the Purchaser and its counsel, acting reasonably;

     (d) the Vendor will have provided to the Purchaser the share certificates representing the DCI Shares, duly endorsed for transfer to the Purchaser, plus a certified copy of a resolution of the directors of DCI approving such transfer; and

     (e) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of DCI.

7.2 The conditions set out in Section 7.1 hereof are inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

8.   CONDITIONS PRECEDENT FOR THE VENDOR
     -----------------------------------

8.1 All obligations of the Vendor under this Agreement are subject to the fulfilment, prior to or at Closing, of each of the following conditions:

     (a) the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date as if made by the Purchaser again at that time, and the Purchaser shall deliver at Closing a certificate of a senior officer to such effect dated on the Closing Date, which certificate shall include a statement that the Purchaser will have at Closing no liabilities except those set out in the Kwikstar Financial Statements or incurred pursuant to the Major Transaction;

     (b) the covenants of the Purchaser set forth in this Agreement shall have been complied with;

     (c) the Purchaser shall cause to be delivered at Closing to the Vendor an opinion dated as at the Closing Date from legal counsel for the Purchaser in a form satisfactory to the Vendor and its counsel, acting reasonably;

     (d) upon issue, the Kwikstar Shares shall be validly issued and outstanding as fully paid and non-assessable shares in the capital of the Purchaser;

     (e) upon issue of the Kwikstar Shares, the ASE will have approved the listing of the common shares comprising the Kwikstar Shares on such exchange, subject to the fulfilment of any conditions the ASE may deem appropriate and applicable;

     (f) the Kwikstar Shares shall be issued and the Purchaser shall have provided to the Vendor share certificates representing the ASE Non Escrowed Shares;

     (g)  945 Investments Limited, MPR Teltech Ltd. and CIBC Wood Gundy Capital
          (SFC) Inc. will have entered into a shareholder agreement in a form satisfactory to the Vendor, acting reasonably; and

     (h) there shall have been no material adverse change in the affairs, assets, liabilities, financial condition or prospects of the Purchaser.

8.2 The foregoing conditions in this Section 8 are inserted for the exclusive benefit of the Vendor and may be waived by it in whole or in part. Such waiver will only be effective if in writing.

9.   CLOSING
     -------

9.1 The transactions contemplated by this Agreement shall be closed at Farris, Vaughan, Wills & Murphy or such other place and such date as may be agreed upon by the parties hereto, but in any event not later than April 30, 1996, which date is referred to herein as the "Date of Closing" and "Closing Date" and which time is referred to herein as "Closing" and "Time of Closing".

10.  COVENANTS RE: CLOSING
     ---------------------

10.1 Each of the parties hereto covenants and agrees with the other party hereto to use all reasonable efforts to take or refrain from taking all actions with the intent that the closing conditions herein shall be satisfied, the representations and warranties herein made by it shall be true and correct and all covenants and agreements herein made by it shall have been performed, including, without limitation, that:

     (a) the Purchaser or DCI shall not, without the written consent of the parties to this Agreement:

          (i) issue any securities, including debt, except as contemplated herein;

          (ii) declare or pay any dividends or distribute any of its properties or assets to shareholders;

          (iii) enter into any contract, other than in the ordinary course of business;

          (iv)   alter or amend its articles or by-laws;

          (v) engage in any business enterprise or other activity different from that carried on as of the date hereof; or

          (vi) enter into any negotiations, agreements or undertakings with respect to the sale of any assets or properties, outside the ordinary course of business; and

     (b) the Purchaser or the Vendor shall not, without the written consent of the other, enter into any negotiations, agreements or undertakings with respect to the sale of DCI, any assets of DCI or the DCI Shares.

10.2 The Purchaser and the Vendor covenant that they will make all reasonable efforts to close the transactions contemplated by this agreement no later than April 30, 1996.

11.  TERMINATION
     -----------

11.1 In the event that this Agreement is terminated pursuant to Sections 6, 7 or 8 hereof, each party hereto shall be released from all obligations hereunder and each party hereto shall take all reasonable action to return each of the other parties hereto to the position relative to which such party occupied prior to the execution hereof, it being understood that each party hereto will each bear all costs incurred by it prior to such termination.

12.  FURTHER ASSURANCES
     ------------------

12.1 At Closing and thereafter as may be necessary or desirable, and without further consideration, the parties hereto shall execute, acknowledge and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement.

13.  CONSTRUCTION
     ------------

13.1 This Agreement shall be, in all respects, subject to and interpreted, construed and enforced in accordance with the laws in effect in the Province of Alberta. Each party hereto accepts the jurisdiction of the Courts of the Province of Alberta and attorns to their jurisdiction.

13.2 The Purchaser acknowledges that the Vendor is entering into this Agreement in his capacity as trustee of the Plan and without personal liability and recourse against the Vendor hereunder may only be made against the assets of the Plan and for greater certainty the Vendor's liability shall be limited, prior to closing, to the DCI Shares, and, subsequent to closing, the Kwikstar shares received in exchange for such DCI Shares.

14.  NOTICES
     -------

14.1 All notices, requests, and demands hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or by telecommunication as follows:

     (a)  to the Purchaser:

               Kwikstar Communications Ltd.
               106 - 1008 Beach Avenue
               Vancouver, British Columbia, V6E 1T7

               Attention:  Mr. L. C. Fowler
               ----------------------------

               Fax: (604) 685-2533

          with a copy to:

               Burstall Ward
               Barristers & Solicitors
               1800, 800 - 5th Avenue S. W.
               Calgary, Alberta, T2P 3T6

               Attention:  Mr. V. E. Dale Burstall
               -----------------------------------

               Fax:  (403) 266-6016

     (b)  to the Vendor:

               Mr. Ian R. Bardsley
               8999 Nelson Way
               Burnaby, B.C., V5A 4B5

               Fax:  (604) 293-6161

          with a copy to:

               Farris, Vaughan, Wills & Murpny
               Barristers & Solicitors
               26th Flr., 700 West Georgia Street
               Vancouver, B.C., V7Y 1B3

               Attention:  Mr. R. Hector Mackay-Dunn
               -------------------------------------

               Fax:  (604) 661-9349
or to such other address as may be given in writing by the Vendor or the Purchaser, and all notices, requests, and demands hereunder shall be deemed to have been received, if delivered, on the date of delivery and if transmitted, on the date of the transmission.

15.  ASSIGNMENT
     ----------

15.1 This Agreement shall not be assigned without the written consent of the other party hereto, and such consent may be arbitrarily withheld. The appointment by DCI of a new Trustee under the Plan shall not be deemed to be an assignment.

15.2 This Agreement shall enure to the benefit of and shall be binding upon the Vendor and its respective successors and permitted assigns and the Purchaser and its respective successors and permitted assigns.

16.  COSTS
     -----

16.1 The parties hereto agree that each party will pay for their respective costs incurred pursuant to this Agreement and the transactions contemplated herein if this transaction is not closed. If this transaction is closed, the Purchaser will pay all reasonable costs of DCI incurred pursuant to this Agreement and the transactions contemplated herein.

17.  GENERAL
     -------

17.1 Time shall be of the essence of this Agreement.

17.2 This Agreement may be executed in separate counterparts, and all such executed counterparts when taken together shall constitute one Agreement.

17.3 The terms and provisions herein contained constitute the entire agreement between the parties and shall supersede all previous oral or written communications.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement to be effective as of the date first above written.

                              KWIKSTAR COMMUNICATIONS LTD.


                              Per:/s/ Edward D. Ford
                                  -------------------------------------


                              Per:
                                  -------------------------------------


                                  /s/  I.R. Bardsley
- ------------------------------    -------------------------------------
Witness                           IAN R. BARDSLEY

                                  SCHEDULE "A"

                         DIGITAL COURIER INTERNATIONAL
                            CAPITALIZATION SCHEDULE

Common Share Exchange Ratio          3.0


COMMON SHARE CAPITALIZATION
- ---------------------------
                                                                Price
                                                   Shares        per          Shares
        Investor                   $ Invested      Rec'd         DCI          Rec'd in        Rec'd
         Group                       in DCI        in DCI       Share         Kwikstar      in Kwikstar
CIBC Wood Gundy Capital (SFC)      $ 5,000,000    4,000,000     $ 1.25     $           -     12,000,000
945 Investments Ltd.               $ 1,000,000    2,000,000     $ 0.50     $           -      6,000,000
MPR Teltech Ltd.                   $ 4,365,037    4,046,515     $ 1.06     $           -     12,139,545
DCI Management                     $         -      600,000     $    -     $           -      1,800,000

Kwikstar
  Original Inventories             $         -            -                $  199,999.95      2,666,666
  Public Inventories               $         -            -                $  300,000.00      2,000,000
  Management Options               $         -            -                $   69,999.75        465,665
  Organization Fee--L. Patterson   $         -            -                $   50,967.18        231,669
  Agent's Option                   $         -            -                $   30,000.00        200,000
                                                                           -------------    -----------
                                                                           $  650,966.88     37,504,545
DCI Mgt. Incentive Options         $         -            -                $5,208,964.58      4,167,172
                                   -----------                             -------------     ----------
                                   $10,365,037                             $5,859,931.46     41,671,717

PREFERRED SHARE CAPITALIZATION
- ------------------------------
                                                   Pref.         Price
                                                   Shares        per                           Prefs.
                                   $ Invested      Rec'd         DCI          $ Invested       Rec'd
                                     in DCI        in DCI       Pref.         in Kwikstar      in Kwikstar

MPR Teltech Series 1               $ 2,000,000    2,000,000     $ 1.00                        2,000,000




COMMON SHARE CAPITALIZATION
- ---------------------------
                                      Price         Ownership
                                       per         of Kwikstar
        Investor                     Kwikstar    ----------------
         Group                        Share      Basic      P.D.
CIBC Wood Gundy Capital (SFC)                     32.0%     28.8%
945 Investments Ltd.                              16.0%     14.4%
MPR Teltech Ltd.                                  32.4%     29.1%
DCI Management                                     4.8%      4.3%

Kwikstar
  Original Inventories             $0.075          7.1%      6.4%
  Public Inventories               $ 0.15          5.3%      4.8%
  Management Options               $ 0.15          1.2%      1.1%
  Organization Fee--L. Patterson   $ 0.22          0.6%      0.6%
  Agent's Option                   $ 0.15          0.5%      0.5%

DCI Mgt. Incentive Options         $ 1.25                   10.0%
                                                 ------    ------
                                                 100.0%    100.0%

PREFERRED SHARE CAPITALIZATION
- ------------------------------
                                  Price
                                   per
                                 Kwikstar          % of
                                   Pref.         Prefs. o/s

MPR Teltech Series 1               $ 1.00        100.0%

                                  SCHEDULE "B"


                        MATERIAL CONTRACTS OF PURCHASER
                        -------------------------------



1. Management Services Agreement between the Purchaser and Enterprise Developments Inc. ("Enterprise") pursuant to which Enterprises has agreed to provide management, secretarial and other office services to the Purchaser for a fee of $3,000 per month.


2. Escrow Agreement dated October 31, 1994 among the Purchaser, Montreal Trust Company of Canada and certain shareholders of the Purchaser.


3. Stock Option Agreements between the Purchaser and its directors and officers.


4. An Agency Agreement dated December 19, 1994 among the Purchaser, Yorkton Securities Inc. (the "Agent") and Montreal Trust Company of Canada (the "Agency Agreement"). Pursuant to the Agency Agreement, the Purchaser appointed the Agent as its agent to offer for distribution on a best efforts basis 2,000,000 common shares of the Purchaser at $0.15 per common share, subject to the terms and conditions contained in the Agency Agreement. The closing of the distribution occurred on January 19, 1995. The Agent received a commission of $30,000 and in addition was reimbursed for its legal fees incurred pursuant to the distribution in the amount of $4,637.21. The Purchaser also granted the Agent an option to purchase 200,000 common shares at $0.15 per common share.


5. A Stock Option Agreement dated January 19, 1995 between Yorkton Securities Inc. and the Purchaser.


6. Finders Fee Agreement between the Purchaser and E.L. Patterson or his nominee.